EXHIBIT (M)(3)
                                                                  --------------


             SCHEDULE TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT

                  MAXIMUM FEES FOR CLASS A (OR CLASS X) SHARES


             Tax-Exempt Fund (Class A)
             0.25 of 1% of average daily net assets

             Government Fund (Class A)
             0.25 of 1% of average daily net assets

             S&P 100 Plus Fund (Class A)
             0.25 of 1% of average daily net assets

             PSE Tech 100 Index Fund (Class A) 0.25 of 1% of average daily net assets

             Managed Growth Fund (Class A)
             0.25 of 1% of average daily net assets

             Cash Reserve Fund (Class X)
             0.15 of 1% of average daily net assets

             Wisconsin Tax-Exempt Fund (Class A)
             0.25 of 1% of average daily net assets

             Dow Jones U.S. Health Care 100 Plus Fund (Class A)
             0.25 of 1% of average daily net assets

             Dow Jones U.S. Financial 100 Plus Fund (Class A)
             0.25 of 1% of average daily net assets

             Sector Growth Fund
             0.25 of 1% of average daily net assets

                         MAXIMUM FEES FOR CLASS B SHARES

           Rule 12b-1 service and distribution fees are expressed as a percentage of the relevant Fund's average daily net assets.

                  S&P 100 Plus Fund (Class B)
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  PSE Tech 100 Index Fund (Class B)
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Managed Growth Fund (Class B)
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Cash Reserve Fund (Class B)
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Dow Jones U.S. Health Care 100 Plus Fund (Class B) Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Dow Jones U.S. Financial 100 Plus Fund (Class B) Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Sector Growth Fund (Class B)
                  Service Fee: 0.25 of 1% of average daily net assets Distribution Fee: 0.75 of 1%

                         MAXIMUM FEES FOR CLASS C SHARES

           Rule 12b-1 service and distribution fees are expressed as a percentage of the relevant Fund's average daily net assets.

                  Government Fund (Class C)
                  Service Fee: 0.25 of 1
                  Distribution Fee: 0.75 of 1%

                  S&P 100 Plus Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  PSE Tech 100 Index Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Managed Growth Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Dow Jones U.S. Health Care 100 Plus Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Dow Jones U.S. Financial 100 Plus Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%

                  Sector Growth Fund
                  Service Fee: 0.25 of 1%
                  Distribution Fee: 0.75 of 1%